UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Ms. Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
(Name and address of agent for service)

With copies to:

John Lively
Practus, LLC
11300 Tomahawk Creek Pkwy
Suite 310
Leawood, KS 66211

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report  |  September 30, 2023

Table of Contents

Shareholder Letter	1

Manager Commentary	12

Disclosure of Fund Expenses	16

Schedule of Investments	18

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	36

Additional Information	37

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

Dear Partners:

For the one-year period ended September 30, 2023, The Cook & Bynum Fund (the “Fund”) was up 31.71% while the MSCI All Country World Index (“MSCI ACWI”)1 rose 20.80%.

Portfolio Update

The Fund delivered positive performance in what has been a market rally driven by the largest U.S. technology companies.  Apple, Microsoft, Nvidia, Amazon, Meta, Tesla, and Alphabet drove nearly 80% of the S&P 500’s2 2023 year-to-date return while the equal weighted S&P 500 returned only 1.8%.  Latin American equities, although mainly driven by Brazil, had a strong year-to-date in 2023 with a tailwind from strengthening currencies that benefitted some of our core holdings in Mexico, Chile, and Peru.

The Fund continues to benefit from Mexican economic growth via our positions in an outstanding Coca-Cola bottler, in which we have been shareholders since the Fund’s inception, and the most profitable convenience store operator in the world.  Both positions have been strong contributors to the Fund’s returns over the last year.  The market has responded particularly well to the strategic announcement by our convenience store operator to divest non-core assets, and the position is up more than 100% since our initial investment in late 2020.  We wrote in our semi-annual letter of the booming economy we saw firsthand during our January trip to Monterrey as northern Mexico is an ideal location for the nearshoring of manufacturing.  We have no edge in currency forecasting, but we have long appreciated Mexico’s privileged export position with the U.S. and the current Mexican government’s frugality.  Since the semi-annual letter, the Mexican peso has continued its rally as the market continues to recognize Mexico’s strong fundamentals.  This appreciation in the FX rate makes our Mexican profits and investments worth more to us in U.S. dollars.
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[1]
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.

[2]	The Standard and Poor’s 500 (S&P 500), is a stock market index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the United States.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

A headwind to the portfolio this year was an unforced error in marketing by one of our brewers leading to a boycott of its largest brand in its largest market.  The boycott of its products will likely wipe out more than a billion dollars of operating earnings for a company with a market value of about $120 billion.  We failed to accurately predict the magnitude and the sustained impact on demand, which highlights the risks associated with managing consumer brands in an age of social media where any misstep can turn viral and generate billions of negative impressions.  Going forward, we are assuming a permanent loss of one third of the volume of the brand targeted by the boycott.  This shortfall represents less than 2% of the brewer’s global volume, while the company’s market value has fallen by about 15%.  With this permanent decline assumption, we believe the position offers attractive returns at its current price.  Margins are improving as some key commodity prices recede, and large markets such as China are benefiting from continued pandemic reopening.  We also remain optimistic about demographic tailwinds and premiumization trends for the company outside the U.S.  We are continuing to evaluate if the mistakes evident here are an indicator of the quality of management in general, but we balance this evaluation with our belief that the company’s management navigated pandemic restrictions and complexities as well as any large consumer business that we follow.

Investing in a Higher Interest Rate Environment

Short-term interest rates are the highest they have been since before the Global Financial Crisis.  U.S. Treasury bills are yielding more than 5% while real interest rates, as measured by the yield on 5-year Treasury Inflation Protected Securities (TIPS), are above 2%.  Some investors are asking why bother investing in equities when risk-free instruments provide what seem to be satisfactory returns.  While we are clearly out of the extreme anomaly of the zero-interest rate environment that has been the status quo since the Global Financial Crisis, we would counter that the equity investments in the Fund at today’s valuations provide a much better opportunity for the long-term investor.  Below are the inception-to-date returns of investing in the Fund relative to risk-free U.S. Treasury bills, notes, and inflation.  Our historic returns are substantially higher than these risk-free alternatives and buying treasury bills has not even protected investors from inflation. Today, our portfolio of great businesses trades at an attractive 7% earnings yield which is higher than short-term interest rates.  Our businesses are growing, defended by economic moats, and robust to technological change which suggests their earnings streams will persist for decades.  Locking in today’s risk-free rates for five years or more takes the interest rate below 5% and exposes investors to the risk of higher-than-expected inflation.  Our businesses, on the other hand, have pricing power

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

which we believe helps protect us from inflation.  Despite short-term interest rates being more attractive than at any time in the last 15 years, we remain significantly invested in equities as our expected return in each of our businesses, and as a result in the aggregate portfolio, is significantly higher.  We continue to add to our personal investments in our funds.

Inception Date 7/1/2009.  Through 9/30/2023.  SPDR Barclays 1-3 Month T-Bill ETF, iShares 7-10 Year Treasury Bond ETF.
All numbers reported are cumulative.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

As of the Prospectus dated January 28, 2023, the gross and net expense ratios of the Fund were 2.23% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2025. For additional information, please reference Note 4 in the Notes to Financial Statements.

Impact Of Interest Rates On Profitability and Valuation

Higher interest rates have dominated market discussions so far this year, and for good reason.  The U.S. 10-Year Treasury note yield has continued its relentless ascent from less than 1.5% at the end of 2021 to nearly 4.8% at quarter-end, which is the highest level since 2007.  While interest rates are often compared to “gravity”3 for asset prices, many of today’s largest asset classes do not appear to be suffering from higher rates.  Despite a modest correction over the last two months, the S&P 500 Index still trades at a price-to-earnings (P/E) ratio4 of more than 21x.  Additionally, U.S. housing prices are increasing again to all-time highs.  Today’s prices do not feel like they are under pressure from extra “gravity”.
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[3]	https://www.youtube.com/watch?v=W4AIul7_9o8
[4]	Price-to-earnings ratio is the measure of the share price relative to the annual net income earned by a company, per share.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

Higher interest rates reduce the value of financial assets and make cash a more attractive alternative.  Changing interest rates impact the discount rate that investors use to value future cash flows5.  The further in the future the cash flows of a financial asset, the greater the impact of the change in interest rates6.  Companies that currently generate substantial free cash flow7 and trade at low multiples of these cash flows should outperform the broader market in a rising interest rate environment like today because their duration8 is effectively shorter.  Rising interest rates also impact the equity value of companies with leverage because higher interest expenses reduce earnings available to shareholders when the company’s debt is refinanced.

Below we illustrate how changing interest rates impact the income statement and intrinsic value of a hypothetical company.  This company grows revenue by 5%, generates a healthy 13% operating margin, and has a moderate amount of financial leverage with total debt of two and a half times its earnings before interest and taxes (EBIT)9.  These metrics are comparable to the S&P 500 Index as a whole10.  The income statements show the hypothetical company’s financial results in response to a 5-percentage point increase in borrowing costs, which is what many

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[5]	Cash flow is the amount of cash that comes in and goes out of a company.
[6]	https://www.cookandbynum.com/how-we-think/inflation/
[7]	Free cash flow is the amount by which a business’s operating cash flow exceeds its working capital needs and expenditures on fixed assets.
[8]	Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.
[9]	Earnings before interest and taxes (EBIT) is operating earnings, operating profit, and profit before interest and taxes.
[10]	Bloomberg, Julius Baer, Goldman Sachs

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

BBB-rated companies are seeing today.  If the hypothetical company’s debt has a floating rate, it will feel a higher interest expense immediately.  On the other hand, a company with fixed-rate debt with a seven-year maturity will only feel the higher interest expense when it refinances the debt.  The implication of higher interest expenses to the cash flows available to shareholders — and thus any calculation of intrinsic value — is meaningful for companies with both types of debt.

Of course, it makes sense that the greater the degree of current leverage, the greater the impact of the increase in interest rates will have on a company.  Additionally, a recent law change disproportionately impacts companies with high financial leverage.  The Tax Cuts and Jobs Act of 2017 introduced a cap on the interest tax deductibility shield at 30% of adjusted taxable income, which means that interest expenses more than 30% of taxable income cannot be deducted for tax purposes.  For example, if the hypothetical company above has a higher debt burden of eight times its EBIT with a seven-year maturity, the impact of a 5-percentage point increase in borrowing rates will reduce its cash flows to equity over the next twenty years by 17%.  In the table below, we show the decrease in cumulative cash flow for our hypothetical business from above but with varying levels of leverage.  We have included the debt-to-earnings before interest, taxes, depreciation, and amortization (EBITDA)11 ratio for context because it is Wall Street’s preferred metric of measuring financial leverage despite the important flaw that it ignores depreciation, which is a real expense for all companies.

The rapid rise in interest rates we have seen over the last two years has had a negative impact on the profitability of companies with high leverage and upcoming debt maturities.  Public markets have done a decent job of penalizing such companies, which is a large reason why U.S. small capitalization companies, which on average have higher leverage, have underperformed the S&P 500 Index12.  Private markets, on the other hand, do not appear to have fully accepted the reality that highly leveraged companies are worth materially less in today’s environment.
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[11]	The debt to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratio measures financial leverage and a company’s ability to pay off its debt.
[12]	https://www.ft.com/content/e68965ca-249a-4761-badf-1c5b2da9bb94

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

The impact of higher interest rates on the intrinsic value of a business is greater than just the decrease in cumulative cash flow over twenty years.  With a higher opportunity cost available to the investor (e.g. higher yielding U.S. Treasury notes), a higher discount rate should be used to value the business.  The final table below shows the impact of combining a higher discount rate and higher interest expense on a hypothetical company’s intrinsic value.  Markets have certainly not priced in a 5-percentage point increase in the discount rate.  Thus, the spread between the S&P 500 Index earnings yield and the 10-Year U.S. Treasury note yield is the smallest in more than twenty years.

Considering the effect of a rapid change in interest rates has always been a part of our process.  We apply this refinancing framework to all current and prospective investments.  Our portfolio today remains unlevered with minimal refinancing risk – our weighted average net-debt-to-EBIT is a mere 0.3x.  Despite this, our portfolio of high quality and growing businesses continues to trade at a discount to the market.

The Standard and Poor’s 500 (S&P 500), is a stock market index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the United States.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.
The Standard and Poor’s SmallCap 600 Index is a stock market index established by S&P Global Ratings. It covers roughly the small-cap range of American stocks, using a capitalization-weighted index. To be included in the index, a stock must have a total market capitalization that ranges from $850 million to $5.2 billion.
The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The MSCI ACWI excluding US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,322 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

We have a cautious outlook in the current interest rate environment.  We are seeing data that suggest consumers in the bottom half of the economic spectrum are under considerable pressure.  The moratorium on federal student loan interest and repayment recently expired, which impacts almost 44 million Americans with $1.6 trillion of outstanding federal student loans and should be a drag on consumption13. The U.S. corporate sector is exposed to refinancing more than $5 trillion of debt through 2028 which could weigh on corporate profits.  Meanwhile, the U.S. government is also refinancing its debt.  The average maturity is only about six years, so a rapid increase in federal interest expense exacerbating the federal budget deficit is inevitable.  We expect a balanced budget initiative to reemerge as a political issue over the next few election cycles.  Neither our economy nor markets have dealt with a rising interest rate environment in more than forty years, and the cascading effects have likely not fully played out.  We are wary of our ability to forecast future outcomes in credit-sensitive parts of the economy, but we believe our portfolio of businesses will continue to grow profits significantly in the coming year.

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[13]	https://educationdata.org/student-loan-debt-statistics

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

Jumbo

Last year, we initiated a small position in Jumbo, a Greek retailer that we have followed for more than a decade.  Jumbo is an example of an opportunity that stems from our global mandate and our ability to study industries across multiple countries.  Over our firm’s two decades of research and travel, we have accumulated an intimate knowledge of many high quality, well-run, and under-appreciated companies around the world like Jumbo.  This preparation allows us to act quickly when Mr. Market behaves irrationally and presents us with attractive prices.

Our history with Jumbo goes back to our first visit to Greece in 2012 during its debt crisis.  Jumbo operates a unique retail format that has no peer in the U.S.  Stores are typically 60,000 – 100,000 square feet (for context, the average Costco store size in the U.S. is 150,000 square feet) and sells 40,000 SKUs of toys, home products, seasonal items, consumer goods, stationery, and baby products.  Jumbo stores share similarities with Dollar Tree and Five Below in the U.S. and Dollarama in Canada, although with a much larger store footprint and wider assortment.  The average price of an item at Jumbo is €5, and the average basket for a customer is €20.  The company operates stores in Greece, Romania, Cyprus, and Bulgaria.  While this may sound like just an ordinary retailer, Jumbo’s profitability is extraordinary.  Today, Jumbo earns an incredible 26% net margin and has grown revenue at nearly 7% annually since 2013.  The company is led by its chairman and founder Apostolos-Evangelos Vakakis who runs the company with a strong balance sheet and has a history of providing humble and conservative outlooks to the market.  In 2021, the company began citing cost headwinds as the global pandemic reopening spurred inflation, particularly in global shipping costs.  The company had an unfavorable outlook for profitability and made that clear to the market.  On an April 2022 conference call, Mr. Vakakis put it bluntly “being a pessimist is not a fatal disease, being an optimist is.”  We love his candor.  With a large amount of cash on the balance sheet, the company announced a buyback for 10% of shares subject to a limit price of €13.50.  Jumbo never utilized the buyback as shares never traded materially below the limit price, in part because Cook & Bynum was buying at around seven times earnings excluding the company’s net cash.  Since the beginning of 2022, the company has paid out €2.63 per share in dividends and as of quarter-end trades north of €25 per share.

We are diligently searching for investment opportunities like Jumbo that are both in our circle of competence and available at attractive prices.  Our stable, long-term client base that supports our global mandate gives us the ability to study in-depth and follow the best businesses in the world regardless of where

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

they operate.  Unlike many analysts in Greece who cover Jumbo, we understood and admired Mr. Vakakis’ conservative approach towards business and his history of under promising and over delivering.  Additionally, while ecommerce is and remains a competitive threat to this business,  Greece is a small and complicated market that lags Western Europe in online retail penetration and has not yet attracted the attention of the world’s ecommerce giants.  Lastly, we spoke with many of Jumbo’s potential competitors from around the world and discussed the difficulties of entering Greece and competing with Jumbo, giving us a deep understanding of the company’s competitive advantages.

Figure 1.  Jumbo Due Diligence in Greece

Above left: Jumbo Athens headquarters.  Above right:  Jumbo tempting impulse purchases by placing items on escalators.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our investable net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage as we seek to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trade at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.  Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Links to external websites not affiliated with the Adviser presented in the Shareholder letter are not considered part of the Shareholder Letter or report and are presented for informational purposes only.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 9.9% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the

The Cook & Bynum Fund	Shareholder Letter
September 30, 2023 (Unaudited)

Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust arealso Members of CBCM.

Must be preceded or accompanied by a current prospectus.

The Cook & Bynum Fund	Manager Commentary
September 30, 2023 (Unaudited)

As of September 30, 2023 the audited net asset value (NAV) attributable to the 4,492,034 shares outstanding of The Cook & Bynum Fund (“Fund”) was $15.48 per share. This NAV compares with an audited NAV of $11.89 per share as of the Fund’s Annual Report dated September 30, 2022.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.23

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	31.71%	13.88%	2.53%	3.29%	6.11%
MSCI ACWI Index Net(2)	20.80%	6.89%	6.46%	7.56%	9.21%

(1)	Fund inception date of July 1, 2009.
(2)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization index and is shown to compare the Fund’s performance to the global equity market performance among developed and developing markets. You cannot invest directly in an index.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

The Cook & Bynum Fund	Manager Commentary
September 30, 2023 (Unaudited)

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the Fund’s benchmark.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 9.30.23

The Cook & Bynum Fund	Manager Commentary
September 30, 2023 (Unaudited)

Portfolio Changes for the fiscal year ended 9.30.2023

New Holdings	Eliminations
BIM Birlesik Magazalar AS
Gesco SE

The Fund initiated a small position in BIM, a Turkish discount retailer.  Today, BIM represents less than a 3% position in the Fund.  BIM is the largest food retailer in Turkey with a strong brand associated with low prices and high quality.  Turkey is one of the cheapest markets in the world, and the Fund acquired shares in BIM at 9x forward P/E.  BIM traded at more than a 30x P/E when Turkey was in favor.

The Fund also initiated a small position in Gesco, a German industrials group.  Currently, Gesco represents less than a 1% position in the Fund.  Gesco is a group of eleven industrial companies including tool steel, paper sticks, and Liquified Natural Gas loading arms.  The company has a strong balance sheet and trades at a P/E of less than 8x.

Performance Contribution

The Fund generated a positive 2.5% return during the six months ended 9.30.2023.  Berkshire Hathaway contributed nearly 2.0% to returns and was the largest contributor.  Arca Continental, BIM Birlesik Magazalar AS, Coca-Cola Embonor, FEMSA, and Jumbo also generated positive returns.  Anheuser-Busch InBev suffered a consumer boycott for its largest brand in its largest market leading to a meaningful share price decline.  The position detracted more than 2.0% from returns while Liberty Latin America, Backus y Johnston, and Gesco detracted from returns.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves.  At

The Cook & Bynum Fund	Manager Commentary
September 30, 2023 (Unaudited)

period end, the Fund had 9.9% of its net assets invested in cash or cash equivalents (cash, deposit account, or U.S. Treasury Bills). There is no guarantee that such a liquid position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  They invest substantially all their investable net worth alongside our investors at CBCM and do not invest with outside managers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was detected globally in 2019 and was characterized as a pandemic by the World Health Organization in 2020. The World Health Organization ended the COVID-19 crisis as a public health emergency of international concern on May 5, 2023. While restrictions designed to prevent the spread of COVID-19 have been lifted recently, the impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers, and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may continue to exacerbate other pre-existing political, social, and economic risks in certain countries or globally. Any continuing effects of the COVID-19 outbreak, or the effects of future outbreaks of infectious disease, cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from April 1, 2023 through September 30, 2023.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/23 to	Expense
	4/1/23	9/30/23	9/30/23(1)	Ratio
Actual Fund Return	$1,000.00	$1,025.20	$7.56	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.60	$7.54	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2023

Description	Shares	Value
DOMESTIC COMMON STOCKS (16.1%)

Conglomerates (16.1%)
Berkshire Hathaway, Inc. – Class B(1)	32,013	$11,214,154
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,335,410)		$11,214,154

FOREIGN COMMON STOCKS (63.1%)

Breweries (14.4%)
Anheuser-Busch InBev SA/NV – ADR	128,304	7,095,211
Union de Cervecerias Peruanas
Backus y Johnston SAA	500,000	2,943,972
		10,039,183

Consumer Staples –
Merchandise Retail (2.2%)
BIM Birlesik Magazalar AS	149,000	1,492,799

Industrial Machinery &
Supplies & Components (0.9%)
Gesco SE	26,532	591,875

Retail – Convenience Stores (8.6%)
Fomento Economico
Mexicano SAB de CV – ADR	54,513	5,950,094

Soft Drink Bottling
and Distribution (26.0%)
Arca Continental SAB de CV	1,986,195	18,094,860

Specialty Retail (2.4%)
JUMBO SA	60,909	1,674,297

Wired and Wireless
Telecommunications Carriers (8.6%)
Liberty Latin America Ltd. – Class A(1)	81,841	667,822
Liberty Latin America Ltd. – Class C(1)	654,782	5,343,021
		6,010,843
TOTAL FOREIGN COMMON STOCKS
(Cost $42,730,019)		$43,853,951

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2023

Description	Shares	Value
FOREIGN PREFERRED STOCKS (11.0%)
Soft Drink Bottling and Distribution (11.0%)
Coca-Cola Embonor SA – Class B	5,301,259	$7,665,693
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,461)		$7,665,693

	Principal
	Amount
SHORT-TERM INVESTMENTS (9.9%)
Money Market Deposit Account (0.7%)
U.S. Bank Money Market
Deposit Account, 3.410%(2)	$473,283	473,283
U.S. Treasury Bills (9.2%)
0.000%, 01/04/2024(1)	6,475,000	6,385,537
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,857,866)		$6,858,820
TOTAL INVESTMENTS (100.1%)
(Cost $62,048,756)		$69,592,618
TOTAL LIABILITIES IN EXCESS
OF OTHER ASSETS ((0.1)%)		(37,037)
NET ASSETS (100.0%)		$69,555,581

(1)	Non-income producing security.
(2)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2023.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2023

ASSETS:
Investments, at value (cost $62,048,756)	$69,592,618
Receivable for fund shares sold	17,966
Dividends and interest receivable	11,749
Prepaid expenses	35,446
Total Assets	69,657,779

LIABILITIES:
Accrued investment advisory fees, net of waiver	55,430
Accrued custody fees	7,002
Other payables and accrued expenses	39,766
Total Liabilities	102,198
NET ASSETS	$69,555,581

COMPOSITION OF NET ASSETS:
Paid-in capital	$63,366,942
Distributable earnings (accumulated deficit)	6,188,639
Net Assets	$69,555,581

Shares of common stock outstanding
(unlimited number of shares authorized)	4,492,034
Net Asset Value, Offering and
Redemption Price Per Share	$15.48

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Year Ended September 30, 2023

INVESTMENT INCOME:
Dividends (Net of withholding tax of $223,674)	$1,505,363
Interest	240,230
Total Investment Income	1,745,593

EXPENSES:
Investment adviser fees	968,870
Fund accounting and administration fees	97,659
Transfer agent fees and expenses	66,503
Custody fees	39,102
Legal fees	35,307
Trustee fees	33,299
Federal and state registration fees	29,046
Insurance fees	28,621
Auditing and tax fees	20,004
Chief compliance officer fees	12,000
Printing fees	8,329
Service fees	6,999
Miscellaneous Expense	4,452
Total expenses before reimbursement	1,350,191
Less fees reimbursed by investment adviser (Note 4)	(381,321)
Net Expenses	968,870
Net Investment Income (Loss)	776,723

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	(97,132)
Foreign currency transactions	20,579
Total	(76,553)
Net change in unrealized appreciation/depreciation on:
Investment securities	13,268,151
Foreign currency translation	1,961,196
Total	15,229,347
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions	15,152,794
Net Increase (Decrease) in
Net Asset from Operations	$15,929,517

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
FROM OPERATIONS:
Net investment income (loss)	$776,723	$1,450,429
Net realized gain (loss) on investments
and foreign currency transactions	(76,553)	(20,575)
Net change in unrealized
appreciation/depreciation on investments
and foreign currency translation	15,229,347	(4,806,447)
Net Increase (Decrease) in
Net Assets from Operations	15,929,517	(3,376,593)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(700,503)	(1,280,548)
Total distributions	(700,503)	(1,280,548)

CAPITAL SHARE TRANSACTIONS
(NOTE 7):
Proceeds from shares sold	6,151,182	1,145,380
Dividends reinvested	688,866	1,260,513
Value of shares redeemed	(3,129,255)	(5,206,028)
Net Increase (Decrease) Resulting
from Capital Transactions	3,710,793	(2,800,135)
Redemption fees	9,154	49
Net Increase (Decrease) in Net Assets	18,948,961	(7,457,227)
NET ASSETS:
Beginning of period	50,606,620	58,063,847
End of period	$69,555,581	$50,606,620

See accompanying Notes to Financial Statements.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

Net Asset Value – Beginning of Year

Income from Investment Operations
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions and translations(1)
Total Income (Loss) from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital
Total Capital Share Transactions
Net Asset Value – End of Year
Total Return
Ratios and Supplemental Data:
Net assets, at end of period (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment income (loss) including reimbursement/waiver
Net investment income (loss) excluding reimbursement/waiver
Portfolio turnover rate

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2023	2022	2021	2020	2019
$11.89	$12.98	$10.87	$14.11	$16.07

0.18	0.33	0.08	0.02	0.09

3.58	(1.13)	2.07	(3.16)	(0.43)
3.76	(0.80)	2.15	(3.14)	(0.34)

(0.17)	(0.29)	(0.04)	(0.10)	(0.03)
—	—	—	—	(1.59)
(0.17)	(0.29)	(0.04)	(0.10)	(1.62)

— (2)	— (2)	—	— (2)	— (2)
— (2)	— (2)	—	— (2)	— (2)
$15.48	$11.89	$12.98	$10.87	$14.11
31.71%	-6.39%	19.80%	-22.43%	-1.10%

$69,556	$50,607	$58,064	$62,962	$119,128

1.49%	1.49%	1.49%	1.49%	1.49%
2.08%	2.23%	2.20%	1.99%	1.90%
1.20%	2.54%	0.66%	0.17%	0.66%
0.61%	1.80%	-0.05%	-0.33%	0.25%
4%	0%	0%	8%	3%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt securities, and

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Valuation Designee (as defined below) does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Valuation Designee (as defined below) determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or if the investment is not a security, by using the investment’s fair value, as determined in good faith by the Valuation Designee.  Fair value of a security means the amount reasonably expected to be received upon its current sale.  The Trust’s Pricing Policies and Procedures provide for the designation of the Adviser as “Valuation Designee” to perform certain responsibilities in accordance with Rule 2a-5 under the 1940 Act. The Valuation Designee performs fair value determinations and may obtain assistance from other service providers in fulfilling its duties.  The Valuation Designee may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and thedifference between the amounts of dividends, interest, and foreign withholding taxes, a portion of which may be reclaimable, recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$11,214,154	$—	$—	$11,214,154
Foreign
Common Stocks	43,853,951	—	—	43,853,951
Foreign
Preferred Stocks	7,665,693	—	—	7,665,693
Short-Term
Investments	473,283	6,385,537	—	6,858,820
TOTAL	$63,207,081	$6,385,537	$—	$69,592,618

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the year ended September 30, 2023.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.As of and during the year ended September 30, 2023, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not generally subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2020.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$700,503	$1,280,548
Total	$700,503	$1,280,548

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  For the year ended September 30, 2023, there were no differences reclassified.

B. Tax Basis of Investments:  As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$62,048,756
Gross unrealized appreciation	21,732,116
Gross unrealized depreciation	(14,188,254)
Net tax unrealized appreciation (depreciation)	7,543,862
Undistributed ordinary income	538,390
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(1,893,613)
Total distributable earnings (accumulated deficit)	$6,188,639

Net capital losses incurred after October 31st, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st.  For the fiscal year ended September 30, 2023, the Fund did not defer on a tax basis, any late-year ordinary loss. There were no post-October losses for the fiscal year ended September 30, 2023.

At September 30, 2023, the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
$199	$1,893,414	Unlimited

During the fiscal year ended September 30, 2023, the Fund did not utilize any capital loss carryforward that was available as of September 30, 2022.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement (“Management Agreement”), with the Adviser. The Management Agreement has been renewed through November 5, 2024. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has contractually agreed to waive or reimburse the Fund to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through February 1, 2025, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of September 30, 2023, the Adviser may in the future recover fee reductions and expense reimbursements totaling $381,321, 421,069, and $438,487 from the Fund. The Adviser may recover these amounts no later than September 30th of 2026, 2025, and 2024, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

During the year ended September 30, 2023, the Fund had $472,529 of previously waived expenses expire.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.

5. LINE OF CREDIT

The Fund has established a line of credit (“LoC”) with U.S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on October 23, 2024. Borrowing under the LoC is limited to the lesser of $7,000,000, 10% of the total market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 8.50% at September 30, 2023. During the year the Fund did not borrow under this arrangement. The Fund has authorized the custodian to charge any of the accounts of the Fund for any missed payments. As of September 30, 2023, the Fund had no outstanding borrowings under this agreement.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

6. INVESTMENT TRANSACTIONS

During the year ended September 30, 2023, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $2,281,457 and $2,396,224, respectively. There were no purchases or sales of long-term U.S. Government securities for the period ended September 30, 2023.

7. SHARES OF BENEFICIAL INTEREST

On September 30, 2023, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Beginning Shares	4,254,867	4,472,712
Shares Sold	402,909	88,798
Shares Issued in Reinvestment
of Distributions	48,409	95,711
Total	4,706,185	4,657,221
Less Shares Redeemed	(214,151)	(402,354)
Ending Shares	4,492,034	4,254,867

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2023, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 81% of the Fund’s shares.

9. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. Investments in foreign securities and foreign currency transactions involve currency exchange risks, which relate to fluctuations in

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2023

exchange rates between the U.S. dollar and foreign currencies and may negatively affect the value of the Fund’s investments in foreign securities. As of September 30, 2023, 74.1% of the Fund’s net assets were invested in foreign securities. For specific industry concentration, please reference the Schedule of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments or disclosures were required to the financial statements.

Report of Independent Registered
The Cook & Bynum Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of The Cook & Bynum Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”) as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio
November 20, 2023

The Cook & Bynum Fund	Additional Information
September 30, 2023 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-COBY or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Part F of Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2023, 0.00% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2023, 59.33% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
September 30, 2023 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
$223,674	$0.04979348	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held August 3, 2023, the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Trust, on behalf of The Cook & Bynum Fund (the “Fund”), and Cook & Bynum Capital Management, LLC (the “Adviser”).  In advance of the August 3, 2023 meeting, the Board requested and received materials to assist them in considering the renewal of the advisory agreement. The materials contained information with respect to the factors enumerated below, including the advisory agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors that they should assess in considering the renewal of the advisory agreement, and comparative information relating to the advisory fee, other expenses of the Fund and the Fund’s performance. The materials also included due diligence materials requested by the trustees relating to the Adviser (including a response memorandum completed by the Adviser, the Adviser’s Form ADV, biographic information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance manual, and comparative fee and performance information relating to the Fund) as well as

The Cook & Bynum Fund	Additional Information
September 30, 2023 (Unaudited)

other pertinent information. Based on their evaluation of the information provided by the Adviser the independent trustees approved the advisory agreement between the Adviser and the Trust, on behalf of the Fund. In approving the advisory contract, the trustees considered all information that they deemed reasonably necessary to evaluate the terms of the advisory contract. In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Advisory Services
In considering the nature, extent, and quality of the services provided by the Adviser, the Board reviewed the materials provided by the Adviser describing the application of the Fund’s stated investment strategy, portfolio research process, third-party vendor oversight, and regulatory compliance services provided by the Adviser to the Fund. In addition, the Board considered information describing the personnel responsible for the day-to-day investment and back-office/administrative management of the Fund, the Adviser’s existing staffing levels, and the Adviser’s portfolio management capabilities and concluded that the Adviser’s personnel have the qualifications and expertise to manage the Fund. The Board also considered information regarding the Adviser’s compliance policies and procedures and discussed the quality of the Adviser’s compliance infrastructure. The Trustees considered all services provided by the Adviser, including service provider oversight, investment research, and sales and marketing. After a lengthy discussion, during which the Board asked and the Adviser responded to a series of further questions, the Trustees concluded that (i) the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures necessary to perform its duties under the advisory contract with respect to the Fund, (ii) they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract, and (iii) the Adviser was providing essential services to the Fund.

Performance of the Fund and the Adviser
The Trustees reviewed the Fund’s performance under the Adviser’s management. They discussed the reports prepared by Broadridge Financial Solutions (“Broadridge”) and reviewed the performance of the Fund as compared to its benchmark index, the MSCI All Country World Index, as well as the Broadridge-defined peer group over various time periods, including for the 1-year, 3-year, 5-year, and 7-year periods ended June 30, 2023.  The Trustees led a thorough discussion related to the investment strategy and performance expectations in the current market, noting the Adviser’s unique strategy and its use of cash.

The Cook & Bynum Fund	Additional Information
September 30, 2023 (Unaudited)

The Trustees highlighted that the Fund had outperformed its benchmark index and the Broadridge-defined peer group for the 1-year and 3-year periods.  The Trustees then noted and discussed that the Fund had underperformed for the 5-year and 7-year periods ended June 30, 2023. The Trustees considered the reasons for the Fund’s underperformance, noting that the Fund has held an average cash position of approximately 29% since the Fund’s inception in 2009, and that the run-up in U.S. markets over the last decade has not been matched by foreign equity markets. The Adviser noted that the Fund’s performance is best assessed over multiple market cycles. The Trustees also considered the Fund’s performance as compared to the S&P 500 Index and other select MSCI international equity indices for the period since the Fund’s inception to June 30, 2023, and for the year-to-date period ended June 30, 2023. Further, the Trustees considered the Fund’s performance versus the Adviser’s privately pooled investment vehicles that apply the same investment strategy and process as the Fund, which comparison reflects performance over a full market cycle. After a detailed discussion of the Fund’s performance, the Board concluded that the overall performance of the Fund was satisfactory within the Fund’s investment strategy and warranted the approval of the advisory contract.

Cost of Advisory Services and Other Fees and Expenses
With respect to costs and expenses of the services to be provided by the Adviser to the Fund, the Board discussed the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio, and the Fund expenses paid by the Adviser pursuant to the Fund’s expense limitation agreement, including the Adviser’s commitment to renew the expense limitation agreement. They also reviewed the Fund’s advisory fee and overall expenses (and expense ratios) as compared to its peer group as presented in the Broadridge report. They considered the Adviser’s obligation under the expense limitation agreement to cap (through reimbursement to the Fund) operating expenses at 1.49% of the Fund’s average daily net asset value. The Board noted that, while the Fund’s contractual management fee was the highest among the Broadridge-defined peer group, the Fund’s actual management fee (after fee waivers) and the Fund’s total operating expenses were within the range of funds in the Broadridge-defined peer group. The trustees also considered the management fees charged by the Adviser to other accounts managed with similar investment strategies as those utilized by the Fund. The Board discussed the Adviser’s fees extensively, noting the Adviser’s commitment to continue to waive fees to February 1, 2025 pursuant to the expense limitation agreement. After a robust discussion, the Board concluded that the advisory fee is within a range of what could have been negotiated at

The Cook & Bynum Fund	Additional Information
September 30, 2023 (Unaudited)

arms-length in light of all of the surrounding circumstances and was reasonable for the services provided, and that the expense cap for the Fund was in the best interest of the shareholders.

Profitability and Other Benefits to the Investment Adviser
The Trustees considered the Adviser’s financial position and profitability with respect to the Fund and the Adviser’s financial commitment to the Fund based on a review of financial information provided by the Adviser. The Trustees also considered other benefits to the Adviser as a result of its relationship with the Fund.

The Trustees discussed the materials provided by the Adviser concerning its profitability from managing the Fund and considered the effect of the expense limitation agreement to cap fees for the benefit of Fund shareholders. The Trustees extensively discussed and considered the Adviser’s profitability and concluded that the Adviser’s profits from its relationship with the Fund were not excessive. The Trustees did not identify any other benefits to the Adviser as a result of its relationship with the Fund.

Economies of Scale
The Trustees considered information from the Adviser concerning potential economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. After consideration of the economies of scale, the Trustees concluded that no modification of the existing advisory fee was necessary.

The Board relied upon the advice of counsel, and its own business judgment, in determining the material factors to be considered in evaluating the advisory agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Board, including a majority of the Independent Trustees, determined that (a) the terms of the advisory agreement are reasonable; (b) the advisory agreement is in the best interests of the Fund and its shareholders; and (c) the advisory fee is within a range of what could have been negotiated at arms-length in light of all of the surrounding circumstances.  In considering the renewal of the advisory agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that renewal of the advisory agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the advisory agreement with the Adviser for an additional period ending November 5, 2024.

The Cook & Bynum Fund	Additional Information
September 30, 2023 (Unaudited)

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

Trustees and Officers

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Interested Trustees and Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a	1	None
Cook**	and	has served	Principal of and Portfolio
Year of	Trustee	as President	Manager for Cook & Bynum
Birth: 1978		of the Trust	Capital Management, LLC
		since March	(“CBCM”) since 2006.
2009 and
Trustee of the
Trust since
November
2020.
David A.	Trustee	Mr. Hobbs	From May 2010 to September	1	None
Hobbs**		has served	2021, Mr. Hobbs served as a
Year of		as a Trustee	Principal and President of
Birth: 1977		since August	CBCM. Effective August 2021,
		2021.	Mr. Hobbs of the Trust has
served as Chief Financial
Officer and Chief Investment
Officer of EBSCO Industries, Inc.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
**	Messrs. Cook and Hobbs are interested persons, as defined in the 1940 Act, of the Trust because of their current or past affiliations with the Adviser.

The Cook & Bynum Fund	Additional Information
September 30, 2023 (Unaudited)

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Independent Trustees^
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn is a retired	1	Director,
Ogburn		has served	investment banker, a		Crawford &
Year of		as a Trustee	corporate director, and a		Company
Birth: 1955		of the Trust	community volunteer.
		since May	He has served as director
		2010.	of Crawford & Company
(chair of Compensation
Committee) since
January 1, 2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm of
Year of		as a Trustee	Bainbridge, Mims, Rogers &
Birth: 1958		of the Trust	Smith LLP since January 1990.
since May
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	Director of
Carson		has served	Managing Director of The		Rollins, Inc.
Year of		as a Trustee	Ansley Capital Group LLC
Birth: 1949		of the Trust	since 1999. Mr. Carson has
		since April	been a Principal of both
		2014.	Ansley Securities LLC
(broker-dealer) and Don
Carson Associates LLC
(a financial advisory services
firm) since 1999 and 2013,
respectively.

*	Unless otherwise indicated, the address of each Trustee of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

The Cook & Bynum Fund	Additional Information
September 30, 2023 (Unaudited)

Name,		Term of
Year of	Position(s)	Office and
Birth &	Held with	Length of	Principal Occupation(s)
Address*	the Trust	Time Served+	During Past 5 Years
Officers
Enrico G.	Treasurer	Mr. Camata	Mr. Camata joined CBCM in 2016 as a
Camata	and	has served	Security Analyst.
Year of	Principal	as Treasurer
Birth: 1994	Financial	and Principal
	Officer	Financial
Officer of the
Trust since
August 2021.
Amanda S.	Secretary,	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen	Chief	serves as
Year of	Compliance	Secretary, Chief
Birth: 1983	Officer, and	Compliance
	Anti- Money	Officer, and
	Laundering	Anti-Money
	Officer	Laundering
Officer of the
Trust as of
January 2020.

*	Unless otherwise indicated, the address of each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Annual Report  |  September 30, 2023

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
( a ) Audit Fees	$16,000	$16,000
( b ) Audit-Related Fees
( c ) Tax Fees	$4,000	$4,000
( d ) All Other Fees

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*       /s/ Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     12/4/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     12/4/23

By (Signature and Title)*       /s/ Enrico G. Camata
Enrico G. Camata,
Treasurer (Principal Financial Officer)

Date     12/4/23

* Print the name and title of each signing officer under his or her signature.